NICHOLAS | APPLEGATE® Institutional Funds

Supplement dated December 5, 2008

to the Class I, II, & R Shares Prospectuses

of the Nicholas-Applegate International Growth Fund

dated August 1, 2008

At a meeting of the Board of Trustees of Nicholas-Applegate Institutional Funds on behalf of the International Growth Fund (the “Fund”), held on November 14, 2008, the Board approved, subject to shareholder approval, a form of Plan of Reorganization (the “Plan”) with respect to the Fund and a series of Allianz Funds (the “Acquiring Fund”). The Plan provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders, and the subsequent termination of the Fund (the “Reorganization”). No sales charge or redemption fee will be imposed at the time of the Reorganization.

Shareholders of the Fund will be asked to approve the Plan on behalf of the Fund at a special meeting of shareholders.  Further information regarding the Acquiring Fund and the proposed Reorganization will be mailed prior to the meeting to Fund shareholders.  Pending the reorganization, Classes II and R of the Fund are closed to new investors.